[***] Indicates that certain information in this exhibit has been excluded because it is both (i) not material and (ii) is the type that the registrant treats as private or confidential.

Execution Version
AMENDMENT NO. 2
to
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of June 23, 2021
This AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), is entered into as of June 23, 2021, by and among WILLIS LEASE FINANCE CORPORATION, a Delaware corporation (“Borrower”) and MUFG BANK, LTD., in its capacity as administrative agent (in such capacity, “Administrative Agent”) and MUFG UNION BANK, N.A. (formerly known as Union Bank, N.A.), in its capacity as security agent (in such capacity, “Security Agent”; together with the Administrative Agent, the “Agents”) and the Lenders (as hereinafter defined) party hereto.
RECITALS
A.Borrower, the Agents and certain financial institutions and other persons from time to time party thereto (collectively, the “Lenders”), have entered into that certain Fourth Amended and Restated Credit Agreement dated as of June 7, 2019, as amended by that certain Letter Agreement dated as of November 8, 2019, by that certain Amendment No 1 to Fourth Amended and Restated Credit Agreement and Amendment No. 5 to Security Agreement dated as of December 13, 2019, and as modified by that certain Limited Waiver to Fourth Amended and Restated Credit Agreement dated as of October 30, 2020 (as the same may be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”; capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement), pursuant to which the Lenders have made available to Borrower the Revolving Commitment in the aggregate maximum principal amount of One Billion Dollars ($1,000,000,000).
B.Borrower, Agents and the Lenders have agreed, subject to the terms and conditions set forth below, to amend the Credit Agreement in certain respects as set forth below.
NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree and covenant as follows:
AGREEMENT
1.Recitals. The recitals set forth above are true, accurate and correct.
2.Reaffirmation of the Obligations and Guaranties. Subject to any limitation set forth in any Loan Document, each of Borrower, each Subsidiary and Owner Trustee party hereto, and Willis Lease France (“WLF”), hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents to which it is a party (including, without limitation, the grant of security made by such party pursuant to the Collateral Documents to which it is a party) and confirms that such liens and security interests continue to secure the Obligations under such Loan Documents, in each case subject to the terms thereof and (iii) in the case of each guarantor that has executed a Subsidiary Guaranty or Owner Trustee Guaranty, ratifies and reaffirms its guaranty of the Obligations.

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3.Amendment of Credit Agreement.
3.1.As of the Effective Date (as defined below), the following definitions in Section 1.1 of the Credit Agreement shall be modified as follows:
3.1.1.The term “aggregate” shall be deleted in the instance where it appears in the definition of “Appraisal Deficiency.”
3.1.2.The second “the” shall be deleted from subsection (f) of the definition of “Borrowing Base.”
3.1.3.The first “all” that appears in subsection (x) of the definition of “Borrowing Base” shall be moved to appear immediately after the “(a)” that appears in that subsection.
3.2.As of the Effective Date (as defined below), the following definitions in Section 1.1 of the Credit Agreement shall be deleted in their entirety and replaced with the following:
“Margin Value” means:
(i)    in the case of Eligible Engines, the value of the sum of (a) [***]% multiplied by the Net Book Value of all Eligible Engines that have not been Off-Lease for a period of greater than 180 days as of the date of determination plus (b) [***]% multiplied by the Net Book Value of all other Eligible Engines not described in clause (i)(a) of this definition;
(ii)    in the case of Eligible Equipment (other than Eligible Corporate Aircraft), the value of the sum of (a) [***]% multiplied by the Net Book Value of all Eligible Equipment that have not been Off-Lease for a period of greater than 180 days as of the date of determination plus (b) [***]% multiplied by the Net Book Value of all other Eligible Equipment not described in clause (ii)(a) of this definition;
(iii)    in the case of Eligible Saleable Assets, the value of [***]% multiplied by the Net Book Value of all Eligible Saleable Assets;
(iv)    in the case of Eligible Corporate Aircraft, the product of [***]% multiplied by the Net Book Value of all Eligible Corporate Aircraft; and
(v)    in the case of Eligible Specified Assets, the product of [***]% multiplied by the sum of the Net Book Value of the Specified Real Properties and the Net Book Value of the Specified Vessel.
“Net Book Value” means, (a) with respect to all Engines and all items of Equipment included in the Borrowing Base, the aggregate value calculated as the lesser of: (i) the sum of the book values of all such Engines and items of Equipment, including any associated maintenance right intangible assets, as determined in accordance with GAAP as set forth on Borrower and its Subsidiaries financial statements, which for the avoidance of doubt is inclusive of any net investment in Lease receivable (finance or sales-type Lease) or note receivable (failed sale-leaseback) recognized in place of such Engine or item of Equipment’s net book value and (ii) the sum all of such Engines’ Adjusted Base Values and all of such items’ of Equipment Market Values or Parts Market Values, as the case may be, in each case reduced utilizing depreciation

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methods consistent with current practice and GAAP, and (b) with respect to Specified Assets included in the Borrowing Base, the aggregate value calculated as the lesser of: (i) the sum of the book values of all such Specified Assets determined in accordance with GAAP as set forth on Borrower and its Subsidiaries financial statements and (ii) the sum of the Specified Asset Market Values for all such Specified Assets, in each case reduced utilizing depreciation methods consistent with current practice and GAAP.
3.3.As of the Effective Date (as defined below), the following definitions shall be added to Section 1.1 of the Credit Agreement in proper alphabetical order:
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if the then-current Benchmark is a term rate, any tenor for such Benchmark or (y) otherwise, any payment period for interest calculated with reference to such Benchmark, as applicable, that is or may be used for determining the length of an LIBOR Loan Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “LIBOR Loan Period” pursuant to clause (d) of Section 2.4.3 below.

“Benchmark” means, initially, LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date has occurred with respect to LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (a) of Section 2.4.3 below.

“Benchmark Replacement” means, for any Available Tenor, (a) with respect to any Benchmark Transition Event or Early Opt-in Election, the first alternative set forth in the order below that can be determined by Administrative Agent for the applicable Benchmark Replacement Date:

(1)the sum of: (A) Term SOFR and (B) the related Benchmark Replacement Adjustment;
(2)the sum of: (A) Daily Simple SOFR and (B) the related Benchmark Replacement Adjustment;
(3)the sum of: (A) the alternate benchmark rate that has been selected by Administrative Agent and Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; or
(b) with respect to any Term SOFR Transition Event, the sum of (i) Term SOFR and (ii) the related Benchmark Replacement Adjustment;

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provided that, in the case of clause (a)(1) or clause (b), the applicable Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion and approved by Borrower; and provided further that any Benchmark Replacement shall meet the standards set forth in Proposed United States Treasury Regulations under Section 1.1001-6 (or any successor United States Treasury Regulations or other official IRS guidance promulgated that supersedes such Proposed United States Treasury Regulations) so as not to be treated as a
“modification” (and therefor an exchange) of any loans for purposes of Treasury Regulations
Section 1.1001-3. If the Benchmark Replacement as determined pursuant to clause (a)(1), (a)(2) or (a)(3) or clause (b) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable LIBOR Loan Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement:

(1)for purposes of clauses (a)(1) and (a)(2) of the definition of “Benchmark Replacement” set forth in this Section 1.1, the first alternative set forth in the order below that can be determined by the Administrative Agent in consultation with Borrower:
(a)    the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such LIBOR Loan Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement;

(b)    the spread adjustment (which may be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such LIBOR Loan Period that would apply to the fallback rate for a derivative transaction referencing the ISDA Definitions to be effective upon an index cessation event with respect to such Available Tenor of such Benchmark;

(2)for purposes of clause (a)(3) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Administrative Agent and Borrower giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark Replacement Date or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Available Tenor of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar-denominated syndicated credit facilities; and
(3)for purposes of clause (b) of the definition of “Benchmark Replacement,” the spread adjustment, or method for calculating or determining such spread adjustment, (which may

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be a positive or negative value or zero) as of the Reference Time such Benchmark Replacement is first set for such Interest Period that has been selected or recommended by the Relevant Governmental Body for the replacement of such Available Tenor of USD LIBOR with a SOFR-based rate;
provided that, (x) in the case of clause (1) above, such adjustment is displayed on a screen or other information service that publishes such Benchmark Replacement Adjustment from time to time as selected by Administrative Agent in its reasonable discretion and (y) if the then-current Benchmark is a term rate, more than one tenor of such Benchmark is available as of the applicable Benchmark Replacement Date and the applicable Unadjusted Benchmark Replacement that will replace such Benchmark in accordance with Section 2.4.3 will not be a term rate, the Available Tenor of such Benchmark for purposes of this definition of “Benchmark Replacement Adjustment” shall be deemed to be, with respect to each Unadjusted Benchmark Replacement having a payment period for interest calculated with reference thereto, the Available Tenor that has approximately the same length (disregarding business day adjustments) as such payment period; and provided further that any Benchmark Replacement Adjustment shall meet the standards set forth in Proposed United States Treasury Regulations under Section 1.1001-6
(or any successor United States Treasury Regulations or other official IRS guidance promulgated that supersedes such Proposed United States Treasury Regulations) so as not to be treated as a
“modification” (and therefor an exchange) of any loans for purposes of Treasury Regulations
Section 1.1001-3.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “LIBOR Loan Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that Administrative Agent reasonably decides, after consultation with Borrower, may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as Administrative Agent reasonably decides, after consultation with Borrower, is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents); provided that any Benchmark Replacement Conforming Changes shall meet the standards set forth in Proposed United States Treasury Regulations under Section 1.1001-6 (or any successor United States Treasury Regulations or other official IRS guidance promulgated that supersedes such Proposed United States Treasury Regulations) so as not to be treated as a “modification” (and therefor an exchange) of any loans for purposes of Treasury Regulations Section 1.1001-3.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

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(1)in the case of clause (a) or (b) of the definition of “Benchmark Transition Event” set forth in this Section 1.1, the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof);
(2)in the case of clause (c) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein;
(3)in the case of a Term SOFR Transition Event, the date that is thirty (30) days after Administrative Agent has provided a Term SOFR Notice to the Lenders and Borrower pursuant to clause (a)(ii) of Section 2.4.3 below; or
(4)in the case of an Early Opt-in Election, the sixth (6th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, so long as Administrative Agent has not received, by 5:00 p.m. on the fifth (5th) Business Day after the date notice of such Early Opt-in Election is provided to the Lenders, written notice of objection to such Early Opt-in Election from Lenders comprising the Requisite Lenders.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

    (a)    a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
    (b)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board of Governors of the Federal Reserve System, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

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    (c)    a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date pursuant to clauses (1) or (2) of that definition has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.4.3(a) below and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.4.3(a) below.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by Administrative Agent in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated business loans; provided, that if Administrative Agent decides that any such convention is not administratively feasible for the Administrative Agent, then Administrative Agent may establish another convention in its reasonable discretion.
“Early Opt-in Election” means, if the then-current Benchmark is LIBOR, the occurrence of each of the following:

(1)a notification by Administrative Agent to (or the request by Borrower to Administrative Agent to notify) each of the other parties hereto that at least five (5) currently outstanding Dollar-denominated syndicated credit facilities at such time contain (as a result of amendment or as originally executed) a SOFR-based rate (including SOFR, a term-based SOFR or any other rate based upon SOFR) as a benchmark rate (and such syndicated credit facilities are identified in such notice and are publicly available for review), and
(2)the election, jointly, by each of Administrative Agent and Borrower to trigger a fallback from LIBOR and the provision by Administrative Agent of written notice of such election to the Lenders.
“Floor” means zero percent (0%) per annum.
“ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto.

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“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is LIBOR, 11:00 a.m. (London time) on the day that is two London banking days preceding the date of such setting, and (2) if such Benchmark is not LIBOR, the time determined by Administrative Agent in its reasonable discretion.
“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto.
“SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day.
“SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body.
“Term SOFR Notice” means a notification by Administrative Agent to the other parties hereto of the occurrence of a Term SOFR Transition Event.
“Term SOFR Transition Event” means the determination by Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in the replacement of the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.4.3(a) below with a Benchmark Replacement the Unadjusted Benchmark Replacement component of which is not Term SOFR.
“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

3.4.As of the Effective Date, the definition of “LIBOR Loan Period” set forth in Section 1.1 of the Credit Agreement is amended by deleting the word “LIBOR” in the third line thereof (preceding “applicable to such LIBOR Loan”) and substituting in its place “the Benchmark”.
3.5.As of the Effective Date, Section 2.4.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“2.4.3 Benchmark Replacement.

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(a)(i)    Notwithstanding anything to the contrary herein (but without limitation of Section 15.1.2 below) or in any of the Loan Documents, if a Benchmark Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (a)(1) or (a)(2) of the definition of “Benchmark Replacement” set forth in Section 1.1 above for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (a)(3) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document so long as Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Requisite Lenders.
(ii)    Notwithstanding anything to the contrary herein or in any other Loan Document, if a Term SOFR Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the applicable Benchmark Replacement will replace the then-current Benchmark for all purposes hereunder or under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document; provided that this clause (ii) shall not be effective unless the Administrative Agent has delivered to the Lenders and Borrower a Term SOFR Notice.
(b) Benchmark Replacement Conforming Changes. In connection with the implementation of a Benchmark Replacement, Administrative Agent will have the right to make Benchmark Replacement Conforming Changes from time to time in consultation with Borrower and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document.
(c) Notices; Standards for Decisions and Determinations. Administrative Agent will promptly notify Borrower and the Lenders of (i) any occurrence of a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (d) below and (v) the commencement or conclusion of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Administrative Agent or, if applicable, Borrower or any Lender (or group of Lenders) pursuant to this Section 2.4.3,

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including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.4.3.
(d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR or LIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then Administrative Agent may modify the definition of “LIBOR Loan Period” set forth in Section 1.1 above for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a Benchmark (including a Benchmark Replacement), then Administrative Agent may modify the definition of “LIBOR Loan Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(e) Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, Borrower may revoke any request for a borrowing of a LIBOR Loan or a conversion to or continuation of LIBOR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to Base Rate Loans. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate in accordance with Section 2.4.1(a) above.
(f) London Interbank Offered Rate Benchmark Transition Event. On March 5, 2021, the ICE Benchmark Administration (the "IBA"), the administrator of the London interbank offered rate, and the Financial Conduct Authority (the "FCA"), the regulatory supervisor of the IBA, announced in public statements (the "Announcements") that the final publication or representativeness date for (i) 1-week and 2-month London interbank offered rate tenor settings will be December 31, 2021 and (ii) overnight, 1-month, 3-month, 6-month and 12-month London interbank offered rate tenor settings will be June 30, 2023. No successor administrator for the IBA was identified in such Announcements. The parties hereto agree and acknowledge that the Announcements resulted in the occurrence of a Benchmark Transition Event with respect to LIBOR.

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3.6.Section 15.1.3 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
15.1.3    [Intentionally Omitted].
4.Conditions.
1.1.This Amendment shall become effective as of the date by which the Agents shall have received a counterpart of this Amendment duly executed by Borrower, the Agents and the Lenders, and agreed to and accepted by each Guarantor (such date, the “Effective Date”).
5.Borrower’s Representations and Warranties. Borrower represents and warrants, for the benefit of the Lenders and the Agents, as follows:
5.1.Borrower has all requisite power and authority under applicable law and under its certificate of incorporation and bylaws to execute, deliver and perform this Amendment, and to perform the Loan Documents as amended hereby. There have been no changes in the certificate of incorporation and bylaws of Borrower since the Closing Date.
5.2.all actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for Borrower to execute, deliver and perform this Amendment, and to perform the Loan Documents as amended hereby, have been taken and/or received;
5.3.this Amendment, and the Loan Documents, as amended by this Amendment, constitute the legal, valid and binding obligation of Borrower enforceable against it in accordance with the terms hereof (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by proceedings in equity or at law);
5.4.the execution, delivery and performance of this Amendment, and the performance of the Loan Documents, as amended hereby, will not (a) violate or contravene any material requirement of Applicable Law or (b) result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which Borrower or any of its property may be bound;
5.5.the representations and warranties contained in the Credit Agreement and the other Loan Documents are correct in all material respects on and as of the date of this Amendment, before and after giving effect to the same, as though made on and as of such date (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof); and
5.6.no Default has occurred and is continuing.
6.Reference to and Effect on the Credit Agreement and the Other Loan Documents.
6.1.Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby.

SMRH:4835-5724-5646.9	-11-
051121		0A22-196038

6.2.Except as specifically amended herein, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects. Borrower acknowledges that it has no claims, offsets or defenses with respect to the payment of sums due under the Notes or any other Loan Document.
6.3.The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or the Lenders under the Credit Agreement or any other Loan Document or constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as specifically set forth herein.
7.Payment of Expenses. Borrower shall pay the fees and expenses of the Agents in connection with this Amendment in accordance with Section 12.2 of the Credit Agreement.
8.Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of the signature page to this Amendment by facsimile or electronic means (including as a .pdf or .tif document) shall be as effective as delivery of a manually executed counterpart of this Amendment.
9.Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, without reference to its choice-of-law rules (other than Section 5-1401 of the New York General Obligations Law). If any court of competent jurisdiction in the state of New York determines any provision of this Amendment or any of the other Loan Documents to be invalid, illegal or unenforceable, that portion shall be deemed severed from the rest, which shall remain in full force and effect as though the invalid, illegal or unenforceable portion had never been a part of the Loan Documents.
10.No Impairment; No Novation. Except as specifically hereby amended, the Loan Documents shall each remain unaffected by this Amendment and all Loan Documents shall remain in full force and effect. The execution and delivery of this Amendment is not intended to, and shall not, constitute a novation of any Loan Document.
11.Integration. The Loan Documents, including this Amendment: (a) integrate all the terms and conditions mentioned in or incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of the agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Amendment and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Amendment shall prevail.
[Signature Pages Follow]

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051121		0A22-196038

IN WITNESS WHEREOF, the parties have agreed to the foregoing as of the date first set forth above.

BORROWER

WILLIS LEASE FINANCE CORPORATION,
a Delaware corporation

By:    /s/ Dean M. Poulakidas
Name:    Dean M. Poulakidas
Title:    Senior Vice President
    General Counsel

[Signature Page to Amendment No. 2]
0A22-196038

ADMINISTRATIVE AGENT:
MUFG BANK, LTD.
By:    /s/ Gordon R. Cook
Name:    Gordon R. Cook
Title:    Director

SECURITY AGENT:
MUFG UNION BANK, N.A.
By:    /s/ Gordon R. Cook
Name:    Gordon R. Cook
Title:    Director

[Signature Page to Amendment No. 2]

REQUISITE LENDERS:
MUFG BANK, LTD.
By:    /s/ Gordon R. Cook
Name:    Gordon R. Cook
Title:    Director

[Signature Page to Amendment No. 2]

BANK OF AMERICA, N.A.
By:    /s/ Jason Eshler
Name:    Jason Eshler
Title:    Vice President

[Signature Page to Amendment No. 2]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Carlos Lua
Name:    Carlos Lua
Title:    SVP

[Signature Page to Amendment No. 2]

U.S. BANK NATIONAL ASSOCIATION
By:    /s/ Questin Yamamoto
Name:    Questin Yamamoto
Title:    Vice President

[Signature Page to Amendment No. 2]

CITY NATIONAL BANK, A NATIONAL BANKING ASSOCIATION

By:    /s/ Jeanine Smith
Name:    Jeanine Smith
Title:    Senior Vice President

[Signature Page to Amendment No. 2]

THE HUNTINGTON NATIONAL BANK

By:    /s/ Alexandra E. Dressman
Name:    Alexandra E. Dressman
Title:    Authorized Signer

[Signature Page to Amendment No. 2]

KEYBANK NATIONAL ASSOCIATION

By:    /s/ James A. Gelle
Name:    James A. Gelle
Title:    Senior Vice President

[Signature Page to Amendment No. 2]

UMPQUA BANK

By:    /s/ Greg M. Robinson
Name:    Greg M. Robinson
Title:    Senior Vice President

[Signature Page to Amendment No. 2]

BMO HARRIS BANK, N.A.

By:    /s/ Eric Bellindir
Name:    Eric Bellindir
Title:    Vice President

[Signature Page to Amendment No. 2]

FIFTH THIRD BANK

By:    /s/ Pete Samboul
Name:    Pete Samboul
Title:    Managing Director

[Signature Page to Amendment No. 2]

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:    /s/ Cecilia Park
Name:    Cecilia Park
Title:    Managing Director

By:    /s/ Brian Bolotin
Name:    Brian Bolotin
Title:    Managing Director

[Signature Page to Amendment No. 2]

HSBC BANK USA, N.A.

By:    /s/ Tyler J. Mei
Name:    Tyler J. Mei
Title:    Vice President

[Signature Page to Amendment No. 2]

APPLE BANK FOR SAVINGS

By:    /s/ Dana R. MacKinnon
Name:    Dana R. MacKinnon
Title:    Senior Vice President

[Signature Page to Amendment No. 2]

CIT BANK, N.A.

By:    /s/ Brian Miner
Name:    Brian Miner
Title:    Director

[Signature Page to Amendment No. 2]

BNP PARIBAS

By:    /s/ Robert Papas
Name:    Robert Papas
Title:    Managing Director
By:    /s/ Thomas Iacono
Name:    Thomas Iacono
Title:    Director

[Signature Page to Amendment No. 2]

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH

By:    /s/ Andrew McKuln
Name:    Andrew McKuln
Title:    Managing Director
By:    /s/ Mark D. Palin
Name:    Mark D. Palin
Title:    First Vice President

[Signature Page to Amendment No. 2]

COLUMBIA STATE BANK

By:    /s/ Colin Duffy
Name:    Colin Duffy
Title:    Senior Vice President

[Signature Page to Amendment No. 2]

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

COCONUT CREEK AVIATION ASSETS LLC, by Willis Lease Finance Corporation, its sole member By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President

[Signature Page to Amendment No. 2]

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

WILLIS LEASE (IRELAND) LIMITED By: /s/ Brian R. Hole Name: Brian R. Hole Title: Alternate Director

[Signature Page to Amendment No. 2]

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

WILLIS ASSET MANAGEMENT LIMITED By: /s/ Brian R. Hole Name: Brian R. Hole Title: Director

[Signature Page to Amendment No. 2]
0A22-196038

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

WEST ENGINE FUNDING LLC By: /s/ Brian R. Hole Name: Brian R. Hole Title: Senior Vice President

[Signature Page to Amendment No. 2]

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

WILLIS LEASE MARINE LLC, by Willis Lease Finance Corporation, its sole member By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President

[Signature Page to Amendment No. 2]

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

WILLIS AERONAUTICAL SERVICES, INC. By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President

[Signature Page to Amendment No. 2]

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

WLFC (IRELAND) LIMITED By: /s/ Brian R. Hole Name: Brian R. Hole Title: Alternate Director

[Signature Page to Amendment No. 2]

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

WILLIS LEASE FRANCE By: /s/ Brian R. Hole Name: Brian R. Hole Title: President

[Signature Page to Amendment No. 2]

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Todd Duncan Name: Todd Duncan Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

U.S. BANK NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Christopher J. Nuxoll Name: Christopher J. Nuxoll Title: Vice President

[Signature Page to Amendment No. 2]

The undersigned hereby consents to the terms and provisions of this Amendment and ratifies and reaffirms the full force and effectiveness of the guaranty it has executed and delivered to the Agents, as of the date first set forth above.

BANK OF UTAH, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ John H. Pugsley Name: John H. Pugsley Title: Vice President

[Signature Page to Amendment No. 2]